Exhibit 10.1

                        CONTRACT FOR TRANSLATION SERVICES
                                                                August 21, 2011.

Translator                 Kolasco Corp.
                           -----------------------------------------------------
Address                    1005- 63 Callowhill Dr. Toronto, ON M9R 3L6 Canada
Phone                      416-249-0434
e-mail                     kolasco.corp@hotmail.com

                           and

Client/Company             Apikosmetic Ltd.
                           -----------------------------------------------------
Address                    18 Kurchatova Street, suite 155. Kiev, 02156, Ukraine
Phone                      044-519-7810, 066-072-3732
e-mail                     spd_vis@mail.ru

                           agree to the following:

Service                    1. Translator shall provide translation
Source/Target and          from Ukrainian and Russian into English and vice
Target/Source Languages    versa of the following document(s): Cosmetic
                           production

Due Date 2. Translator shall provide the above translation within 30 day after receiving the documentation to be translated

Method of Delivery         3. Translator shall deliver translation: by modem or
                           on DVD by FedEx, DHL or similar carrier

Format                     PDF (Portable Document Format)

Fee 4. Client shall pay translator at the rate of $ 0.15 USD per word for translation plus $35 USD per hour for revision.

Terms of Payment           5. Payment is due within 30 days since invoice issue
                           date.

Ownership                  6. The source and target  language  materials do not
                           become the property of the translator, but the translator has the right to retain file copies of the materials upon completion of the work.

Confidentiality            7. All knowledge and information acquired during the
                           term of this Contract with respect to the business and products of the client will be treated by translator as confidential until and unless stipulated by client.

Reimbursement of           8. This contract can be modified orally or in writing
Expenses etc.              by agreement of both parties.

Termination                9. Either party may terminate this contract by giving
                           a 30 days notice in writing.

Signatures:                Approved and Accepted:


Client                     -----------------------------------------------------
Signature/Name/Title

Translator                 -----------------------------------------------------
Signature/Name/Title

               Nevada State Business Entity Number: E0624002010-0